UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 8, 2010

CPI CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-10204	43-1256674
(Commission File Number)	(I.R.S. Employer Identification No.)

1706 Washington Ave., St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

(314) 231-1575
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On September 8, 2010, CPI Corp. (the “Company”) entered into Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6 (collectively, the “Amendments”) to the Master Lease Agreement, dated as of June 8, 2007, as amended on June 20, 2007 and August 20, 2007 (the "Master Lease"), by and between the Company and Wal-Mart Stores East, LP, a Delaware limited partnership, Wal-Mart Stores, Inc., a Delaware corporation, Wal-Mart Louisiana, LLC, a Delaware limited liability company, and Wal-Mart Stores Texas, LLC, a Texas limited partnership, for Amendment No.’s 3, 4 and 5 and by and between the Company and Wal-Mart Stores East, LP, a Delaware limited partnership, Wal-Mart Stores, Inc., a Delaware corporation, Wal-Mart Louisiana, LLC, a Delaware limited liability company, Wal-Mart Stores Texas, LLC, a Texas limited partnership, and Wal-Mart Stores Arkansas, LLC, an Arkansas limited liability company (collectively with the Wal-Mart store entities listed above, the “Landlord”) for Amendment No. 6.  The Amendments are summarized below.

Amendment No. 3 deletes and replaces certain sections of the Master Lease including the definitions of “Leased Premises” and “Store” or “Stores” and the hours of operation.

Amendment No. 4 modifies certain letter of credit requirements.

Amendment No. 5 provides for extension terms for certain studio locations.

Amendment No. 6 extends the lease term from January 31, 2013 to January 31, 2016, with one three-year option to extend by mutual agreement of the parties.

The foregoing summaries of the Amendments are not complete and are qualified in their entirety by copies of the Amendments filed as Exhibits 10.2, 10.3, 10.4 and 10.5 to this Form 8-K, which exhibits are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.

10.2
Amendment No. 3 dated September 8, 2010, effective as of April 15, 2008, to the Master Lease Agreement, dated as of June 8, 2007, as amended on June 20, 2007 and August 20, 2007 (the "Master Lease"), by and between the Company and Wal-Mart Stores East, LP, a Delaware limited partnership, Wal-Mart Stores, Inc., a Delaware corporation, Wal-Mart Louisiana, LLC, a Delaware limited liability company, and Wal-Mart Stores Texas, LLC, a Texas limited partnership.

10.3
Amendment No. 4 dated September 8, 2010, effective as of October 30, 2009, to the Master Lease Agreement, dated as of June 8, 2007, as amended on June 20, 2007 and August 20, 2007 (the "Master Lease"), by and between the Company and Wal-Mart Stores East, LP, a Delaware limited partnership, Wal-Mart Stores, Inc., a Delaware corporation, Wal-Mart Louisiana, LLC, a Delaware limited liability company, and Wal-Mart Stores Texas, LLC, a Texas limited partnership.   (Confidential treatment requested for portions of this document.)

10.4
Amendment No. 5 dated September 8, 2010, effective as of June 3, 2010, to the Master Lease Agreement, dated as of June 8, 2007, as amended on June 20, 2007 and August 20, 2007 (the "Master Lease"), by and between the Company and Wal-Mart Stores East, LP, a Delaware limited partnership, Wal-Mart Stores, Inc., a Delaware corporation, Wal-Mart Louisiana, LLC, a Delaware limited liability company, and Wal-Mart Stores Texas, LLC, a Texas limited partnership. (Confidential treatment requested for portions of this document.)

10.5
Amendment No. 6 dated September 8, 2010, effective as of July 1, 2010, to the Master Lease Agreement, dated as of June 8, 2007, as amended on June 20, 2007 and August 20, 2007 (the "Master Lease"), by and between the Company and Wal-Mart Stores East, LP, a Delaware limited partnership, Wal-Mart Stores, Inc., a Delaware corporation, Wal-Mart Louisiana, LLC, a Delaware limited liability company, and Wal-Mart Stores Texas, LLC, a Texas limited partnership, and Wal-Mart Stores Arkansas, LLC, an Arkansas limited liability company.  (Confidential treatment requested for portions of this document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CORP.

September 14, 2010
	By:	/s/Dale Heins
Dale Heins Executive Vice President, Finance and Chief Financial Officer (Principal Financial Officer)